AMENDMENT No. 2 TO EMPLOYMENT AGREEMENT
THIS AMENDMENT No. 2 TO EMPLOYMENT AGREEMENT (“Amendment No. 2”), is entered into as of March 1, 2015, by and between Third Point Reinsurance Ltd., a Bermuda company (the “Company”), and John Berger (the “Executive”).
WHEREAS, the Company and the Executive entered into a certain Employment Agreement dated as of December 22, 2011 and an Amendment No. 1 to Employment Agreement dated as of December 22, 2014 (together, the “Employment Agreement”); and
WHEREAS, in consideration of the mutual agreements set forth below and for other good and valuable consideration given by each party to this Amendment No. 2 to the other, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree to amend the Employment Agreement on the terms set forth below.
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1.     Section 2 of the Employment Agreement shall be amended in its entirety to read as follows:
“2. Extent of Employment.
(a)Duties. During the Employment Term and from and after March 1, 2015, the Executive shall serve as the (i) Chairman and Chief Executive Officer of the Company; (ii) Chairman and Chief Executive Officer of Third Point Reinsurance Company Ltd.; and (iii) Chief Executive Officer of Third Point Reinsurance (USA) Ltd. In his capacity as the Chairman and Chief Executive Officer of the Company and Third Point Reinsurance Company Ltd., and the Chief Executive Officer of Third Point Reinsurance (USA) Ltd., the Executive shall perform such duties, services, and responsibilities on behalf of the Company, Third Point Reinsurance Company Ltd. and Third Point Reinsurance (USA) Ltd. consistent with such positions as may be reasonably assigned to the Executive from time to time by the respective Boards of Directors of such companies.
(b)Exclusivity. During the Employment Term, except as provided in the next following sentence, the Executive shall devote his full business time, attention, and skill to the performance of such duties, services, and responsibilities, and shall use his best efforts to promote the interests of the Company, Third Point Reinsurance Company Ltd. and Third Point Reinsurance (USA) Ltd., and the Executive shall not engage in any other business activity without the approval of the respective boards of directors of such companies. Notwithstanding the preceding sentence, the Executive shall be permitted to (i) manage his personal investments and (ii) engage in such other activities as are permitted by the boards of directors of the companies from time to time, in the case of each of (i) and (ii), so long as such activities neither (x) interfere with the performance of his duties hereunder nor (y) violate Section 7 hereof.
(c)     Place of Employment. During the Employment Term, the Executive shall perform his services hereunder for: (i) the Company and Third Point Reinsurance Company Ltd. at the principal offices of the Company and Third Point Reinsurance Company Ltd. in Bermuda, except for business travel related to business and activities of the Company and Third Point Reinsurance Company Ltd.; and (ii) Third Point Reinsurance (USA) Ltd. at the offices of Third Point Reinsurance (USA) Ltd. in New Jersey, U.S.A., except for business travel related to business and activities of Third Point Reinsurance (USA) Ltd.”
1.The parties hereto agree that except as specifically set forth in this Amendment No. 2, each and every provision of the Employment Agreement shall remain in full force and effect as set forth therein.
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IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed, and the Executive has hereunto set his hand, in each case effective as of the day and year first above written.
THIRD POINT REINSURANCE LTD.
By:     /s/ J. Robert Bredahl
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Name: J. Robert Bredahl
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Title: President and Chief Operating Officer
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By:     /s/ Christopher S. Coleman
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Name: Christopher S. Coleman
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Title: Chief Financial Officer
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EXECUTIVE
/s/ John R. Berger
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John R. Berger